UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          April 1, 2015

 EQT Midstream Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE	1-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (412) 553-5700

(Former name or former address, if changed since last report)

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On March 17, 2015, EQT Midstream Partners, LP (Partnership) filed a Current Report on Form 8-K to report the closing of the Partnership’s acquisition of the Northern West Virginia Marcellus gathering system from EQT Corporation (NWV Gathering Acquisition). The NWV Gathering Acquisition was a transaction between entities under common control.  As a result, the Partnership recast its financial statements to retrospectively reflect the NWV Gathering Acquisition.

The Partnership’s Form 10-K for the year ended December 31, 2014 (2014 Form 10-K) as filed with the U.S. Securities and Exchange Commission (SEC) on February 12, 2014 is hereby recast by this Current Report on Form 8-K as follows:

·                  Business included herein on Exhibit 99.1 supersedes Part I, Item 1 of the 2014 Form 10-K;
·                  Selected Financial Data included herein on Exhibit 99.2 supersedes Part II, Item 6 of the 2014 Form 10-K;
·                  Management’s Discussion and Analysis of Financial Condition and Results of Operations included herein as Exhibit 99.3 supersedes Part II, Item 7 of the 2014 Form 10-K; and
·                  Financial Statements and Supplementary Data included herein as Exhibit 99.4 supersedes Part II, Item 8 of the 2014 Form 10-K.

There have been no revisions or updates to any other sections of the 2014 Form 10-K other than the revisions noted above.  This Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K.  As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01.           Financial Statements and Exhibits.

(d)  Exhibits

23.1                        Consent of Independent Registered Public Accounting Firm.

99.1                        Business.

99.2                        Selected Financial Data.

99.3                        Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4                        Financial Statements and Supplementary Data.

CAUTIONARY STATEMENTS

Disclosures in this Form 8-K and the exhibits filed herewith contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.  Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “intend,” “plan,” “believe” and other words of similar meaning in connection with any discussion of future operating or financial matters.  Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K and exhibits filed herewith include expectations of plans, strategies, objectives, and growth and anticipated financial and operational performance of the Partnership and its subsidiaries, including guidance regarding the Partnership’s transmission and storage and gathering revenue and volume growth; revenue projections; the weighted average contract life of transmission, storage and gathering contracts; infrastructure programs (including the timing, cost, capacity and sources of funding with respect to transmission and gathering expansion projects); the timing, cost, capacity and expected interconnections with facilities and pipelines of the Ohio Valley Connector (OVC) and Mountain Valley Pipeline (MVP) projects; the ultimate terms, partners and structure of the MVP joint venture; natural gas production growth in the Partnership’s operating areas for EQT Corporation and third parties; asset acquisitions, including the Partnership’s ability to complete asset acquisitions from EQT Corporation or third parties; the amount and timing of distributions, including expected increases; the effect of the Allegheny Valley Connector (AVC) facilities lease on distributable cash flow; future projected AVC lease payments; projected operating and capital expenditures, including the amount of capital expenditures reimbursable by EQT Corporation; liquidity and financing requirements, including sources and availability; the effects of government regulation and litigation; and tax position. The forward-looking statements included in this Form 8-K and the exhibits filed herewith involve risks and uncertainties that could cause actual results to differ materially from projected results.  Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  The Partnership has based these forward-looking statements on current expectations and assumptions about future events.  While the Partnership considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Partnership’s control. The risks and uncertainties that may affect the operations, performance and results of the Partnership’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” in the Partnership’s Form 10-K for the year ended December 31, 2014.

Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

		By:	EQT Midstream Services, LLC, its General Partner

		By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date:	April 1, 2015

EXHIBIT INDEX

Exhibit No.	Document Description	Method of Filing
23.1	Consent of Independent Registered Public Accounting Firm.	Filed herewith as Exhibit 23.1.
99.1	Business.	Filed herewith as Exhibit 99.1.
99.2	Selected Financial Data.	Filed herewith as Exhibit 99.2.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.	Filed herewith as Exhibit 99.3.
99.4	Financial Statements and Supplementary Data.	Filed herewith as Exhibit 99.4.